Exhibit 10.3

Advertising Agency Agreement Sogou 搜狗 Party A: Beijing Sogou Information Service Co., Ltd Agreement Number ：19-BD-12286 Party B: Horgos Baosheng Advertising Co., Ltd Beijing Baosheng Technology Co., Ltd 甲乙双方经友好协商，就甲方授权乙方为“搜狗广告服务”业务的代理商（以下简称“代理商”）相关事宜，达 成此协议。 Through friendly negotiation, party A and party B enter into this agreement with respect to matters related to party A's authorization of party B as the agent of “sogou advertising services” (hereinafter referred to as the “agent”). —、合作内容 Cooperation content 甲方授权乙方为其代理商，在全国范围内从事“广告服务”的代理业务。甲方同意为客户在搜狗网（网址： URL 主 域名包含 sogou.com 的所有网站）、搜狗产品及搜狗合作的其他网站上发布广告。代理期限为 【2019 年 4 月 1 日】 至【2020 年 3 月 31 日】。广告类型包括：搜索排名广告、品牌直达类广告、展示 类广告及其他新类型广告（所 有广告类型的定义请参见附件二）。 Party A authorizes Party B as its agent to engage in the agency business of "advertising services" nationwide. Party A agrees to publish advertisements for customers on Sogou.com (website: URL main domain name includes all websites of sogou.com), Sogou products and other websites partnered with Sogou. The agency period is from April 1, 2019 to March 31, 2020. Advertisement types include: search ranking ads, brand direct ads, display ads, and other new types of ads (see Appendix Ⅱ for definitions of all ad types). 搜索排名广告由客户自行或委托乙方通过甲方搜索排名广告投放系统向甲方提交广告物料并下单投放， 乙方依据客 户在甲方搜索排名广告投放系统中的广告下单合计费用向甲方支付广告费用^ The search ranking advertisement shall be submitted to Party A by the client or entrusted Party B to place the order through party A's search ranking advertising system, and Party B shall pay the advertising fee to Party A according to the total advertising order cost of the customer placed in party A's search ranking advertising system. 品牌直达类广告、展示类广告及其他新类型广告，由甲乙双方另行签署《广告发布执行单》，按各期执 行单的约定 实现投放。乙方依据各期《广告发布执行单》的约定向甲方支付广告费用。乙方需在每项 广告发布前十个工作曰以 邮件形式向甲方提出预订，并在广告发布前五个工作日与甲方签署《广告发 布执行单》，注明广告发布形式、时间、 位置、内容、价格等具体项目，并将该《广告发布执行单》 及需要发布的广告物料一同提供给甲方。如果乙方需要 取消预订，须在广告发布前五个工作日以邮件 形式通知甲方。未提前五个工作日以邮件形式通知的，甲方有权收取 乙方壹万元整违约金，乙方须在 取消预订之日起 15 日内向甲方交纳违约金，如果乙方不能按时交纳，甲方可以从 乙方的保证金及或额 外折扣及或预付款中先行扣除。 For brand direct advertising, display advertising and other new types of advertising, both parties shall separately sign the “Advertising Release Execution Form”, which shall be implemented according to the provisions of the execution Order for each period. Party B shall pay the advertising fee to Party A in accordance with the provisions of each issue of the “Advertising Release Execution Form.” Party B needs to make a reservation to Party A by e-mail 10 working days before each advertisement is published, and sign an “Advertisement Release Execution Form” with Party A five working days before the advertisement, indicating the form, time, location, content, price and other specific items of the advertisement, and provide the “Advertising Release Execution Form” and the advertising materials that need to be released to Party A. If Party B needs to cancel the reservation, it must notify Party A by e-mail five working days before the advertisement is published. If Party B fails to notify Party A by e-mail five working days in advance, Party A shall have the right to charge Party B a penalty of RMB 10,000 and Party B shall pay the penalty to Party A within 15 days from the date of cancellation of the reservation. If Party B fails to pay the penalty on time, Party A may deduct the penalty from the deposit, additional discount or advance payment of Party B. 广告费及奖励约定

Advertising fee and incentive agreement S乙o方g按o照u甲搜方狗公布的最新报价及以下表格中对应的折扣与甲方结算相关广告费，特殊广告形式不享受本 Agreement Number ：19-BD-12286 协议优惠 政策的会在另行签署的《广告发布协议》中约定。 Party B settles the relevant advertising fees with Party A in accordance with the latest quotation announced by Party A and the corresponding discounts in the following table, and special advertising forms that do not enjoy the preferential policies of this agreement will be agreed in the "Advertising Release Agreement" signed separately. non-frame customers are 40% off the publish price Party A 乙方享受的广告资源附加折扣参考甲方提供并实时更新的《2019 年搜狗大客户销售部框架政策》（以下 简称“框架政策”），甲方框架政策将以邮件形式发送至乙方后缀名为@【bsacme.com】电子邮箱。 For additional discounts on advertising resources enjoyed by Party B shall refer to the “Sogou Key Customer Sales Department Framework Policy 2019” (hereinafter referred to as “Framework Policy”) provided and updated in real time by Party A. Party A’s framework policy will be sent to Party B by email with the suffix @ [Bsacme.com] e-mail address. 付款期限： Payment term: 搜索排名广告，乙方须在每个自然月结束后【60】日之内向甲方支付上期乙方通过甲方搜索排名广告投放系 统向甲方提交下单的广告款。 (1) For search ranking advertisements, Party B shall, within [60] days after the end of each natural month, pay Party A the advertising fee placed by Party B in the previous period through party A's search ranking advertising system. 【例，2019 年 6 月 29 日之前（含 29 日）支付 4 月广告款、2019 年 7 月 30 日之前（含 30 日）支付 5 月 广告款、 2019 年 8 月 29 日之前（含 29 日）支付 6 月广告款，以此类推。】 [For example, Party B shall pay for April advertising fee on or before June 29, 2019, pay for May advertising fee on or before July 30, 2019, pay for June advertising fee on or before August 29, 2019, and so on.] 品牌直达类广告和展示类广告，乙方应按照各期广告投放时段结束后的【60】日之内向甲方按时足额地支付 广告款，具体支付时间见《广告发布执行单》约定。 For direct brand advertising and display advertising, Party B shall, within [60] days after the end of each advertising period, pay Party A the amount of advertising money on time and in full. The specific payment time shall be specified in the “Advertising Release Execution Form”. (2) 其他新类型广告，如双方签订《广告发布执行单》的，乙方应以《广告发布执行单》的约定按时足额地向甲 方支付广告费；如甲方确认不签署《广告发布执行单》的，乙方应按照甲方另行书面（含电子邮件形式） 通知乙 方的支付方式进行支付。以电子邮件形式确认的，从甲方后缀名为@sogou-inc. com 电子邮箱发 送到乙方后缀名为@[bsacme. com]电子邮箱的内容（包括但不限于附加折扣及支付方式等内容）后即视 为双方对广告投放及支付方式的确认。 For other new types of advertisements, if both parties sign the “Advertisement Release Execution Form”, Party B shall pay Party A the advertising fee on time and in full in accordance with the “Advertisement Release Execution (3) Advertisement type Agent discount search ranking ads No discount brand direct ads Frame customers are 50% off the publish price, and display ads 50% off the publish price other new types of ads Subject to further notice in written or email form by

Form”; If Party A confirms that it does not sign the “Advertising Release Execution Form”, Party B shall pay in acScoordganoceuwit搜h t狗he payment method that Party A will notify Party B in writing (including e-mail). Confirmed by Agreement Number ：19-BD-12286 e-mail, the content sent from Party A's suffix named @sogou-inc. com to Party B's suffix named @[bsacme.com] (including but not limited to additional discounts and payment methods) After that, it is regarded as the confirmation of the advertisement placement and payment method by both parties. 若任何一方邮箱发生变更的，应在 3 日内书面通知对方，否则应承担因邮箱变更致使对方接收错误信息进 行发布 或未发布广告所产生的一切法律责任。 If any party's e-mail address is changed, they should notify the other party in writing within 3 days, otherwise they shall undertake all legal liabilities arising from the other party's receipt of incorrect information for publication or unpublished advertising. 甲方将根据不同行业的客户（客户行业分为 A、B、C、D 四类，参见《2019 年搜狗大客户销售部框架政 策》）的广 告投放总金额计算额外折扣。“广告投放总金额”包括以下两部分：（1)乙方在甲方搜索排名 广告投放系统中消 耗的广告费总金额；（2)乙方根据本协议签署的《广告发布执行单》且甲方收到协 议原件后的合计广告费总金额 及甲方书面确认同意计入广告投放总金额的其他广告费用。“额外折扣” 分为季度固定额外折扣和季度管理额外折 扣两种（以下所称“季度”，均为自然季度），具体如下： Party A will calculate additional discounts based on the total amount of advertising placed by customers in different industries (customer industries are divided into four categories: A, B, C, and D, see “Sogou's Major Customer Sales Department Framework Policy in 2019”). “Total amount of advertising” includes the following two parts: (1) The total amount of advertising fees consumed by Party B in Party A's search ranking advertisements serving system; (2) The total amount of advertising fees after Party B signed the “Advertising Release Execution Form” according to this agreement and Party A received the original agreement, as well as other advertising fees confirmed and agreed by Party A in writing to be included in the total amount of advertising fees. “Additional discount” can be divided into two types: quarterly fixed additional discount and quarterly managed additional discount (hereinafter referred to as “the Quarter”, both being the natural quarter), as follows: 4. 1 乙方在本协议期间季度广告投放可根据下列《季度固定额外折扣表》享受季度固定额外折扣，甲方在 下一个 季度初计算上一个季度的季度固定额外折扣： During the term hereof, Party B can enjoy the quarterly fixed additional discount according to the following “Quarterly Fixed Additional Discount Table”. Party A shall calculate the quarterly fixed additional discount of the previous quarter at the beginning of the next quarter: 根据客户季度广告投放总金额，乙方享受的季度固定额外折扣为： According to the total amount of advertisements placed by customers in each quarter, Party B shall enjoy a fixed additional discount in each quarter: 4.2 季度管理额外折扣有回款率和协议返回率两个指标： The quarterly management of additional discount has two indicators: return rate and agreement return rate: 4.2.1 乙方在甲方账期规定的最后结款月的 25 日前全额回款（以甲方确认的银行到账时间为准)， 回款率达到 100%; 且乙方在当季度最后一个月 23 日前经双方书面确认并本季度上线的所 有广告协议（包括《广告发布协议》及《广告发布执行单》）返回率达到 100% (以协议双 Additional discount rate（%） 10. 0%

方盖章并送达搜狗的时间为准），乙方可以获得当季度内广告投放总金额 0.5%的管理额外折扣。

Sogc

Party B fully repays the money within 25 days of the final settlement month specified in Party A's account period (subject to the bank arrival time confirmed by Party A), and the return rate reaches 100%；In addition, when the return rate of all advertising agreements (Including "Advertising Release Agreement" and "Advertising Release Execution Form") that have been confirmed by both parties before the 23rd of the last month of the quarter and come online in this quarter to reach 100%(Subject to the time stamped by both parties of the agreement and delivered to Sogou), Party B can obtain a management additional discount of 0.5% of the total amount of advertising in the quarter.

4.2.2 甲方将在下下季度初计算管理额外折扣（即 2019 年第四季度初计算 2019 年第二季度的管理额外折扣，2020 年第一季度初起计算 2019 年第三季度的管理折扣，2020 年第二季度初起计算 2019 年第四季度的管理折扣，2020 年第三季度初起计算 2020 年第一季度的管理折扣）。

Party A will calculate the additional management discount at the beginning of the second quarter (that is, at the beginning of Q4 2019, it will calculate the management additional discount in Q2 2019; from the beginning of Q1 2020, it will calculate the management additional discount in Q3 2019; from the beginning of Q2 2020, it will calculate the management additional discount in Q4 2019; and from the beginning of Q3 2020, it will calculate the management additional discount in Q1 2020).

计算额外折扣的款项基数的核算方法：甲方根据两种额外折扣不同的计算周期，根据中国和美国会计准则确认为甲方收入后，再按照本协议约定的原则核算额外折扣额度。

Calculation method for the payment base of additional discount: Party A shall calculate the additional discount amount in accordance with the principles agreed in this Agreement after recognizing the income of Party A in accordance with Accounting standards of China and the United States according to different calculation periods of the two additional discounts.

乙方可在广告费中扣除额外折扣金额，甲方开具余额的等额发票。

Party B may deduct the additional discount from the advertising fee, and Party A shall issue an invoice equal to the balance.

甲方账户信息

Account information of Party A

Account name：

Bank：

Account：

协议的生效及其他

Effectiveness of agreement and others

本协议自甲乙双方加盖公司印鉴后于代理期限开始之日起生效 有效期至代理期限届满且乙方付完全款之日止。

This Agreement shall come into force on the date when the agency term begins after the company seal is affixed by both parties and shall remain valid until the date when the agency term expires and Party B pays the full amount.

附件一《通用条款》、附件二《广告产品服务说明》、附件三《代理商行为规范》和附件四《搜狗公司技术与信息发布服务协议》与本协议具有同等法律效力。

Appendix I "General Terms", Appendix Ⅱ "Advertising Product Service Instructions", Appendix Ⅲ "Agent Code of Conduct" and Appendix Ⅳ "Sogou Technology and Information Publishing Service Agreement" have the same legal effect as this agreement.

Sogou 搜狗 Agreement Number ：19-BD-12286

附件一 Appendix I

通 用 条 款

General Terms

定义

Definition

1. 广告产品：指甲方在甲方自有渠道和/或与甲方有合作的第三方渠道（渠道包括但不限于网站、软件或其 他产品）上提供的广告服务。具体内容见附件二《广告产品服务说明》和《广告发布执行单》上的详细说 明。

Advertising products: refers to the advertising services provided by Party A on Party A's own

Sogou 搜狗 Agreement Number ：19-BD-12286 channels and/or third-party channels that cooperate with Party A (channels include but not limited to websites, software, or other products). For details, please refer to the detailed descriptions in Appendix Ⅱ "Advertising Product Service Description" and "Advertising Release Execution Form". 广告费：指因甲方为乙方或客户发布互联网广告，乙方应向甲方支付的广告发布费用。 Advertising fee: refers to the advertising fee that Party B should pay to Party A because Party A publishes Internet advertisements for Party B or its customers. 2. 错发：指由于甲方的过失或疏忽而造成的本协议项下互联网广告在工作时间内连续 8 小时 以上的严重错误 发布。 Misdistribution: refers to the serious misdistribution of Internet advertisements under this Agreement for more than 8 consecutive hours during working hours caused by Party A's fault or negligence. 3. 漏发：指由于甲方的过失或疏忽而造成的本协议项下互联网广告未能按本协议规定时间发 布，但不包括当 曰广告发布的合理技术处理时间。 Missing: refers to the failure to publish Internet advertisements hereunder within the time specified herein due to party A's fault or negligence, but does not include the reasonable technical processing time for the advertisements to be published on the same day. 4. 广告投放回款率：指乙方当季度内支付给甲方的广告费金额（以甲方到账为准）占乙方当 季度己支付给甲 方的广告费金额和乙方逾期未支付给甲方的广告费金额之和的比例。 Advertising return rate: refers to the proportion of the amount of advertising fee paid to Party A by Party B within the quarter (subject to the receipt by Party A) to the sum of the amount of advertising fee paid to Party A by Party B during the quarter and the amount of advertising fee not paid to Party A by Party B upon the expiration of the period. 5. 协议返回率：指乙方在当季度内最后一个月 23 日前返回的所有协议占乙方当季度内应返回 的所有协议的 比例。在季度内产生投放的协议（除本协议外，针对本协议项下的所有协议 和执行单），乙方应在季度内 盖章后送达甲方：但甲方在季度内最后一个月的 15 日之后 向乙方寄出甲方单方盖章的协议除外，此协议 将计入下一季度的协议返回率计算公式中。 Agreement return rate: refers to the proportion of all agreements returned by Party B before the 23rd day of the last month in the current quarter to all agreements returned by Party B in the current quarter. Agreements that have been placed within the quarter (except for this agreement, for all agreements and execution forms under this agreement), Party B shall deliver to Party A after being sealed within the quarter: However, except for the agreement that Party A sends Party B a unilateral seal to Party B after the 15th of the last month of the quarter, this agreement will be included in the calculation formula for the return rate of the agreement in the next quarter. 6. 关联公司：指现在或将来与甲方构成“一方有能力直接或间接控制、共同控制另一方或对另 一方施加重大 影响，以及两方或多方以上同受一方控制、共同控制或重大影响的关系的企 业”。 Affiliate company: refers to an enterprise which is or will constitute with Party A “an enterprise which has the ability to directly or indirectly control, jointly control or exert significant influence on the 7. 第 7 页共 9 页

other party, or which is in a relationship between two or more parties and which is controlled, jointly controlled or significantly influenced by a party".

双方权利义务 Rights and obligations of both parties

1. 账号开设与维护

Account opening and maintenance

1.1 本协议生效后一个工作日内，甲方须将搜狗代理中心的代 理商账号的用户名、密码告知乙方。此代理商账号的所有权属于甲方，乙方仅享有代理期限内的使 用权。

Within one working day after the entry into force of this agreement, Party A shall inform Party B of the username and password of the agent account of Sogou Agent Center (http://www.sogou.com/fuwu/agent/). The ownership of this agent account belongs to Party A, and Party B only has the right to use it within the agency period.

1.2 代理期限内，乙方可以在搜狗代理中心的代理商账号下受客户委托开通客户账号。客户账号开通后， 受客户委托，乙方可为客户提供账号管理等相关服务。信息发布前，受客户委托，乙方应按照甲方 的产品收费模式支付广告费。乙方有义务明确告知客户应同意并遵守在网站上公布的搜狗公司技 术与信息发布服务协议（详见附件四），并明确告知客户使用甲方服务的行为将视为对前述协议的 全部接受。乙方确认，一旦乙方为客户申请开通客户账号，将视为乙方已获得该客户同意遵守前述 协议的承诺。

Within the agency period, Party B can open a customer account under the agency account of Sogou Agent Center under the authorization of the customer.After the customer account is opened, and entrusted by the customer, Party B can provide customers with account management and other related services.Before the release of the information, Party B shall pay the advertising fee according to party A's product fee mode as entrusted by the customer.Party B is obliged to clearly inform customers that they should agree to and abide by the Sogou technology and information release service agreement published on the website (see Appendix IV for details), and clearly inform customers that the use of Party A's services will be deemed to be a full acceptance of the aforementioned agreement.Party B confirms that once Party B applies for opening a customer account for the customer, it will be deemed that Party B has obtained the customer's commitment to abide by the aforementioned agreement.

1.3 若乙方受客户委托开通客户账号，应将客户账号的用户名和密码告知客户，并对客户账号内的所有 信息予以保密；违反上述义务的，乙方应对客户独立承担法律责任并赔偿因此给客户及甲方造成的 所有损失。

If Party B is entrusted by the customer to open the customer account, it shall inform the customer of the user name and password of the customer account and keep confidential all information in the customer account.In case of any violation of the above obligations, Party B shall be solely liable to the customer and indemnify the customer and Party A for all losses caused thereby.

1.4 乙方应妥善保管、正确和安全地使用乙方账户信息（包括但不限于账户及密码），并应做好其设备、网络的安全工作。任何情况下，乙方应对乙方账户下发生的一切活动独立承担全部法律责任。乙方 亦应告知客户妥善保管、正确和安全地使用客户账户信息(包括但

Sogou 搜狗
Agreement Number：19-BD-12286

不限于账户及密码)并做好设备、 网络安全工作，任何情况下，客户应对客户账户下发生的一切活动独立承担全部法律责任。如果因 乙方或客户设备、网络及其他原因造成的安全问题（包括但不限于中病毒、被钓鱼、账户密码泄露 等）及损失，代理商及客户自行承担责任，如因此给甲方造成损失的，甲方有权要求乙方及客户负 责赔偿。

Party B shall properly keep, correctly and safely use Party B account information (including but not limited to account and password), and shall do a good job in the security of its equipment and network.Under any circumstances, Party B shall be solely and fully liable for all activities under party B's account.Party B shall also inform the Customer to properly keep, correctly and safely use the customer's account information (including but not limited to account and password) and do a good job in equipment and network security. Under any circumstances, the Customer shall be solely and solely liable for all activities under the Customer's account.If the security problems (including but not limited to viruses, phishing, account password leakage, etc.) and losses caused by Party B or customer’s equipment, network, and other reasons, the agent and the customer undertake the responsibility, if any loss is caused to Party A, Party A shall have the right to claim compensation from Party B and the customer.

1.5 未经客户的书面合法授权，乙方不得擅自为客户进行账号操作，包括但不限于充值、续费、更改账 号信息、提交或更改关键词、出价及修改竞价价格等。

Without the written legal authorization of the customer, Party B shall not operate the account for the customer without authorization, including but not limited to recharge, renewal, changing the account information, submitting or changing keywords, bidding and modifying the bidding price.

2. 广告发布

Advertising release

2.1 乙方理解国家法律法规以及部门规章制度等对互联网广告发布有严格的管理规定, 若乙方未能提 供给甲方履行协议所需的客户资质、产品或服务的资质证明文件，及或提交的上述文件中存在违法、 违规、违反公序良俗或侵犯第三方合法权益的情形、或在真实性、合法性、有效性、准确性方面存 在瑕疵时，甲方有权不予发布该广告，并且不承担任何责任。

Party B understands that national laws and regulations and departmental rules and regulations have strict management regulations on Internet advertising. If Party B fails to provide Party A with the customer qualification, product or service qualification documents required to perform the agreement, and/or the above-mentioned documents contain violations of laws, regulations, public order and good customs, or infringement of the legal rights and interests of third parties, or when there are defects in authenticity, legality, validity and accuracy, Party A has the right not to publish the advertisement, and shall not undertake any responsibility.

2.2 合作期内，乙方除应参照本协议附件向客户进行解释说明，还应要求客户按照相关法律法规、部门 规章制度及甲方政策要求提供资质文件、证明材料及相关信息内容（包括但不限于关键词、物料、 所链接的网站信息及其他相关信息内容），保证所提供的网址及网站的内容、资料以及文件等真实、合法和正当，并非以不正当竞争手段或其他非法手段获取。同时，乙方承诺不在发布内容及产品或 经营等各项内容中作引人误解的虚假宣传或夸大宣传；乙方保证发布的广告内容中涉及的文字、图 片、链接、链接所指向的网站等各部分之间的一致性与相关性，且广告整体效果不会引起消费者误 解；乙方保证在广告发布过程中，

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不会采取违法或者作弊的行为（包括但不限于擅自修改落地页广 告内容、设置跳转推广其他未审核页面等）以提高推广网站的点击率或者获取不正当的交易机会； 乙方保证客户和/或客户委托乙方通过甲方进行推广的网站为合法设立且具备合法资质，客户对该 网站拥有合法权利, 同时该网站必须存在一定有益的实质内容且与客户自行和/或客户委托乙方所 提交的关键词有实质关联性；乙方保证客户自行和/或客户委托乙方提交的关键词、广告内容及所 推广的网站或产品内容符合中国法律法规、行政执法机关的命令和社会伦理道德的要求，否则乙方 及客户不得以任何理由要求甲方进行广告发布。客户自行和/或委托乙方提交的关键词及广告内容 的上线不代表甲方对客户的主体资质、所提交的关键词、广告内容及所链接的网站的合法性的确认。 因客户资质、关键词、广告用语及所链接的网站等广告内容及形式产生的一切纠纷由乙方及客户自 行解决，甲方对此不承担任何责任。

During the cooperation period, Party B should not only explain to the customer with reference to the appendix of this agreement, but also require the customer to provide qualification documents, certification materials and relevant information content (including but not limited to keywords, materials, linked website information and other related information content), to ensure that the provided URL and website content, materials and documents are true, legal and legitimate, not obtained by unfair competition or other illegal means.At the same time, Party B promises not to make misleading false publicity or exaggerated publicity in the published content and products or operations; Party B guarantees the consistency and relevance of the texts, pictures, links, websites pointed to by the links and other parts involved in the published advertising content, and the overall effect of the advertisement will not cause consumers to misunderstand;Party B guarantees that it will not take any illegal or cheating behaviors (including but not limited to modifying the advertising content on the landing page without authorization, setting up redirection and promotion of other unapproved pages) to increase the click rate of the promotion website or obtain improper trading opportunities;Party B guarantees that the website that the customer and/or the customer entrusts Party B to promote through Party A is legally established and qualified, and the customer has legal rights to the website, and the website must contain certain useful material content and have a material relevance to the key words submitted by the customer and/or the customer entrusts Party B;Party B guarantees that the keywords, advertising content and the website or product content promoted submitted by the customer and/or the customer to Party B are in accordance with Chinese laws and regulations, orders of administrative law enforcement authorities and requirements of social ethics, otherwise, Party B and the customer shall not require Party A to publish the advertisement for any reason.The launching of keywords and advertising content submitted by the customer and/or entrusted by Party B does not represent Party A's confirmation of the legality of the customer's main qualifications, the submitted keywords, advertising content and the linked website.All disputes arising from advertising content and forms such as customer qualifications, keywords, advertising terms, and linked websites shall be resolved by Party B and the customers themselves, and Party A shall not take any responsibility for this.

2.3 如果甲方发现乙方和/或客户存在违法违规或存在违反本协议约定的行为或存在负面报道，或乙方 和/或客户选择的关键词、提交的物料、已发布的广告和/或所链接的网站内容中包含任何违反法律 法规、违反公共道德准则或侵犯第三方合法权益的内容,或甲方被有关政府部门要求删除这些广告， 甲方有权删除相关广告；如情节严重或造成或可能造成甲方

Sogou 搜狗
Agreement Number：19-BD-12286

损失的，甲方有权删除该名客户仍在发 布的所有广告；对上述行为，甲方不承担任何责任。如因此引起任何针对甲方的纠纷、诉讼或索赔， 或甲方因此被有关政府部门批评、处罚或被政府管理部门勒令停止发布广告，应由乙方负责为甲方 解释并由乙方负责解决，如甲方因此遭受任何损失（包括支付罚款、给付赔偿金或律师费等），甲 方应及时通知乙方，乙方应于接到通知后 7 日内做出同等数额的赔偿；赔偿金额可从保证金及或额 外折扣及或预付款中先行扣除；发生上述情形时，甲方有权单方面终止本协议。

If Party A finds that Party B and/or the customer has violated the law or regulations or has violated the provisions of this agreement or there are negative reports,or the keywords selected by Party B and/or the customer, the submitted materials, the published advertisements and/or the content of the linked website contain any content that violates laws and regulations, violates public ethics or violates the legal rights and interests of third parties,or if Party A is required to delete such advertisements by relevant government departments, Party A shall have the right to delete such advertisements; If the circumstances are serious or cause or may cause losses to Party A, Party A has the right to delete all advertisements that the customer is still publishing; Party A shall not assume any responsibility for the above actions. If any disputes, lawsuits or claims against Party A are caused by this, or Party A is criticized, punished or ordered to stop advertising by the relevant government department, Party B shall be responsible for interpretation and resolution by Party B. Party A suffers any losses (including payment of fines, compensation or attorney fees, etc.), Party A shall notify Party B in a timely manner, and Party B shall make the same amount of compensation within 7 days after receiving the notice; The amount of compensation can be deducted from the deposit and/or additional discounts or prepayments; When the above situation occurs, Party A has the right to unilaterally terminate this agreement.

2.4 双方理解广告投放的紧迫性，若在各期《广告发布执行单》生效前确需投放广告时，乙方授权相关 联系人签署《广告发布执行单》，乙方认可，从后缀名为®【bsacme.com】的邮箱发出的《广告发布 执行单》即视为乙方对广告投放的确认（传真件、扫描件和原件具有同等法律效力），甲方在条件 允许的情况下将配合乙方进行广告投放，由此产生的广告费用由乙方按照各期《广告发布执行单》 的约定进行结算。但乙方仍应在约定时间内完成《广告发布执行单》的盖章流程。若乙方邮箱后缀 发生变更的，乙方应在 3 日内书面通知甲方。否则因邮箱变更致使甲方接收错误信息进行发布或未 发布广告所产生的一切法律责任，甲方概不承担。甲方应按照本协议的约定发布广告。乙方如对广 告的投放情况存在异议（包括认为存在错发、漏发或任何其他违反本协议规定的发布情况），乙方 应在该广告发布后 3 日内以书面方式向甲方提出，并提供截图等相关证据，甲方核实后按照漏一补 一，错一补一进行补偿，否则认定为全部广告甲方已经严格按照本协议的约定履行其广告发布义务。

Both parties understand the urgency of advertising, and if it is necessary to place ads before the effective date of the "Advertising Release Execution Form", Party B authorizes relevant contacts to sign the "Advertising Release Execution Form", Party B agrees that the "Advertising Release Execution Form" sent from the e-mail address with the suffix @[bsacme.com] is deemed to be Party B's confirmation of the advertisement placement (fax, scan and original have the same legal effect),Party A will cooperate with Party B in advertising when conditions permit, and the resulting advertising fees will be settled by Party B in accordance with the terms of the "Advertising Release Execution Form". However, Party B should still complete the process of

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stamping the "Advertising Release Execution Form" within the agreed time. If Party B's email address suffix changes, Party B shall notify Party A in writing within 3 days. Otherwise, Party A shall not be liable for all legal liabilities arising from the change of email address that causes Party A to receive incorrect information for publication or unpublished advertisements. Party A shall publish advertisements in accordance with this agreement. If Party B has any objection to the advertising situation (including the wrong posting, missing or any other release that violates the provisions of this agreement), Party B shall submit to Party A in writing within 3 days after the advertisement is published, and provide a screenshot and other relevant evidence, after verification, Party A shall make compensation according to each omission and mistake, otherwise, Party A shall be deemed to have performed its advertising obligations in strict accordance with this Agreement. 2.5 甲方无义务对乙方产生于本协议或与本协议相关的任何间接的、或惩罚性的损失负责， 无论该类责 任系基于违反协议、或基于侵权（包括疏忽）或严格责任、或基于其他情况而 产生的，也无论乙方 是否已被告知其受到该类损害的可能性。 Party A has no obligation to be responsible for any indirect or punitive losses arising from or related to this agreement, regardless of whether such liability is based on breach of agreement, or based on infringement (including negligence) or strict liability, or based on other situation arises, regardless of whether Party B has been informed of the possibility of such damage. 2.6 在合作期间内，甲方有权调整产品内容（包括但不限于信息发布的产品样式、计费模式、 费用标准 及支付方式等)。 During the cooperation period, Party A has the right to adjust the product content (including but not limited to the product style, billing mode, fee standard and payment method of information release, etc.). 3. 乙方行为管理 Behavior management of Party B 3.1 在代理业务的运作上，乙方应服从甲方的管理与指导，乙方遵守并执行甲方制订的有关乙 方政策(包括但不限于对乙方的销售人员、客服人员、办公环境等的各项要求等)，具体内容参 见附件二、附件三及甲方制定的其他相关政策。甲方有权对代理政策进行调整，但须在合理 时间内在甲方网站以公告的形式告知乙方。如果乙方违反甲方代理政策，甲方有权根据乙方 违规行为的严重程度，对乙方处以罚款或暂停提交业务的处罚，罚款金额可从乙方的保证金 及或额外折扣及或预付款中先行扣除。 In the operation of agency business, Party B should obey the management and guidance of Party A. Party B comply with and implements the Party B policies formulated by Party A (including but not limited to various requirements for Party B's sales personnel, customer service personnel, office environment, etc.) ), please refer to Appendix II, Appendix III and other relevant policies formulated by Party A for details.Party A has the right to adjust the agency policy, provided that Party A shall inform Party B in the form of announcement on its website within a reasonable time.If Party B violates Party A's agency policy, Party A shall have the right, according to the seriousness of Party B's violation, to impose a penalty on Party B or suspend the business submission, and the penalty amount

Sogou 搜狗
Agreement Number：19-BD-12286

may be deducted from Party B's deposit and/or additional discounts and/or prepayments.

3.2 乙方必须遵守甲方的价格体系，维护市场价格，并有义务向甲方举报低价等不正当竞争行为。
Party B shall comply with Party A's pricing system, maintain market prices and be obligated to report such unfair competition practices as low prices to Party A.

3.3 乙方有义务随时接收甲方指定的其他代理商及或客户，并为上述代理商、客户服务。在本协议期间,乙方遵循诚实信用和互利的原则，努力寻求广告客户为甲方开拓广告市场，承诺按本协议的约定履行其义务。乙方应配合甲方在全国的市场推广及协调管理等工作。
Party B is obliged to receive other agents and/or customers designated by Party A at any time and provide services for such agents and customers.During the term hereof, Party B shall, in accordance with the principles of good faith and mutual benefit, strive to seek advertisers to expand the advertising market for Party A and undertake to perform its obligations as agreed herein.Party B shall cooperate with Party A in national marketing, coordination and management.

3.4 如乙方仅作为广告代理商代理最终客户在甲方网站发布广告，乙方同意:在乙方逾期付款的情况下，甲方有权直接向最终客户追索广告费。如最终客户向甲方付款后，乙方承诺不再就此笔款项重复向最终客户追索，甲方亦应免除乙方就该部分广告款的付款的义务。如乙方通过或者指定第三方代其支付广告费，则乙方应同时向甲方提供由该第三方出具的确认代理行为的书面或者其他经甲方认可的文件，且乙方应对第三方的付款义务承担连带责任。
If Party B only ACTS as an advertising agent to advertise on Party A's website for the final customer, Party B agrees that in the event of party B's late payment, Party A shall have the right to directly claim the advertising fee from the final customer.If Party B undertakes not to repeatedly claim such payment from the final customer after the payment is made to Party A by the final customer, Party A shall also release Party B from its obligation to make such payment.If Party B pays the advertising fee through or appoints a third party, Party B shall provide Party A with a written confirmation of the agency behavior issued by the third party or other documents approved by Party A, and Party B shall be jointly liable for the payment obligations of the third party.

4. 审计
Audit

4.1 甲方有权随时对乙方进行审计。所述审计内容包括但不限于乙方的财务报表及涉及乙方履行本协议的所有相关文件资料。乙方有义务与甲方工作人员或甲方指派的独立第三方审计人员协作。甲方有权向乙方的工作人员、协议商、客户进行调查核实。为此，乙方应向甲方提供协议商、客户名单和联系方式，以供甲方联系。乙方保证其提供所有的文件资料等信息的真实准确，并对此承担责任。
Party A has the right to audit Party B at any time.The audit shall include, but not limited to, Party B's financial statements and all relevant documents related to Party B's performance of this Agreement.Party B is obliged to cooperate with Party A's staff or independent third-party auditors designated by Party A.Party A shall have the right to investigate and verify party B's staff, contractors and customers.For this purpose, Party B shall provide Party A with a list of the contractors, customers and contact information for Party A to contact.Party B guarantees that all documents and information provided by it are true and accurate, and party B shall be responsible for such information.

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4.2 乙方应妥善保存乙方与甲方搜狗推广业务相关的经营业务记录，保存期限不少于三年，以备甲方核查。乙方有义务根据甲方要求随时向甲方或甲方指定的第三方提供原件和与原件一致的复印件，并保证相关文件的真实性。

Party B shall properly keep the business records related to party A's Sogou promotion business for a period of not less than three years for party A's verification. Party B shall be obliged to provide party A or a third party designated by Party A with the original and copies consistent with the original at any time as required by Party A and guarantee the authenticity of relevant documents.

5. 代理期限内，甲方应及时向乙方提供最新的市场宣传材料，以便于乙方开展工作。

During the term of agency, Party A shall provide Party B with the latest marketing materials in a timely manner so as to facilitate Party B's work.

6. 乙方承诺其已向客户完全说明了甲乙双方权利义务内容并获得客户的同意。在发布广告过程中，任何非因甲方原因产生的甲方及或第三方与客户间的纠纷，由乙方负责解决并承担全部责任。乙方有义务明确向客户告知并确保客户同意遵守在甲方网站上公布的广告产品服务协议、本协议中有关客户权利义务的约定及附件，并应协助甲方审查客户的资质以及客户经由乙方提交的信息内容。在发布广告过程中，任何非因甲方原因产生的甲方及或第三方与客户间的纠纷，由乙方负责解决并承担全部责任。乙方投放的域名仅限于客户所有的官方网站，不得投放任何第三方的网址。

Party B promises that it has fully explained the rights and obligations of both parties to the customer and obtained the customer's consent. In the process of publishing advertisements, any disputes between Party A and/or third parties and customers that are not due to Party A's reasons shall be resolved and assumed by Party B. Party B is obliged to clearly inform the customer and ensure that the customer agrees to comply with the advertising product service agreement published on Party A's website, the agreement and attachments of the customer's rights and obligations in this agreement, and should assist Party A to review the customer's qualifications and the customer submits through Party B Information content. In the process of publishing advertisements, any disputes between Party A and/or third parties and customers that are not due to Party A's reasons shall be resolved and assumed by Party B. The domain name placed by Party B is limited to the official website owned by the customer, and no third-party URLs may be placed.

7. 未经对方事先书面同意，任何一方不得将本协议项下的权利义务转移给第三方。但乙方了解，甲方在履行其于本协议项下的义务时可能需由其关联公司提供必要的协助，乙方理解并同意上述安排。乙方确认，只要甲方基于本协议项下的义务得到履行，无论该等协议义务的实际履行人为甲方或甲方的关联公司，均视为甲方已履行其协议义务。并且，乙方同意，如甲方的关联公司为协助甲方履行本协议项下的义务而需要乙方提供协助，乙方应当直接向甲方的关联公司提供必要的协助。如因乙方未能及时提供必要的协助导致甲方的协议义务未能及时履行的，甲方不承担违约责任。

Neither party shall transfer its rights and obligations hereunder to a third party without the prior written consent of the other party.However, Party B understands that Party A may need necessary assistance from its affiliates in performing its obligations hereunder, and Party B understands and agrees to the above arrangements.Party B confirms that, as long as Party A performs its obligations hereunder, no matter whether the actual performance of such obligations is performed by Party A or its affiliates, Party A shall be deemed to have performed its obligations hereunder.In addition, Party B agrees that if Party A's affiliates need Party B's assistance to assist Party A in performing its obligations hereunder, Party B shall

Sogou 搜狗 Agreement Number ：19-BD-12286 directly provide necessary assistance to Party A's affiliates.If Party B fails to provide necessary assistance in time and party A fails to perform its obligations hereunder in time, Party A shall not be liable for breach of contract. 保证、保密及知识产权条款 Terms of Guarantee, confidentiality and intellectual property rights 代理期限内，为代理甲方业务，乙方可以合理使用甲方品牌和标识，包括不限于以甲方合法 代理商的名义进行业务拓展，在业务拓展活动中使用甲方的标识等，使用方案需经过甲方审 核方可使用；本协议终止之后，乙方未经甲方事先书面许可，不得再使用甲方或甲方关联公 司的品牌和标识，亦不可再以甲方代理商或甲方关联公司代理商的名义开展业务，否则，每 发现一次，乙方须于收到甲方或甲方关联公司律师函后 7 日内向甲方或甲方关联公司支付违 约金壹佰万元人民币。违约金不足以补偿甲方损失的，乙方还应继续负责赔偿。 1. During the term of agency, Party B may reasonably use Party A's brand and logo for the purpose of acting as Party A's business agent, including but not limited to business development in the name of Party A's legal agent and use Party A's logo in business development activities. The use plan shall be subject to Party A's examination and approval. After the termination of this Agreement, Party B shall not use the brand and logo of Party A or party A's affiliates or conduct business in the name of Party A's agents or agents of Party A's affiliates without prior written permission of Party A，otherwise, Party B shall pay Party A or Party A's affiliated company a penalty of RMB 1 million within 7 days after receiving the letter from Party A or Party A's affiliated company's lawyer. If the penalties are insufficient to compensate Party A for losses, Party B shall continue to be responsible for compensation. 第 15 页共 9 页

Sogou 搜狗 Agreement Number :19-BD-12286 甲乙双方保证具有签署、履行本协议的全部资格与权利。一方未经另一方书面许可，不得 以任何形式将本协议权利义务全部或部分地转让于第三方，否则，该方应向另一方承担违 约责任。本协议的任何一方未能及时行使本协议项下的权利不应被视为放弃该权利，也不 影响该方在将来行使该权利。 Both parties guarantee that they have all the qualifications and rights to sign and perform this agreement. Without the written permission of the other party, one party shall not transfer all or part of the rights and obligations of this agreement to a third party in any form. Otherwise, the party shall undertake the liability for breach of contract to the other party. Failure by either party to exercise its rights under this Agreement in a timely manner shall not be deemed to be a waiver of such right and shall not affect such party's exercise of such right in the future. 2. 任何一方对于因签署或履行本协议而了解或接触到的对方的商业秘密及其他机密资料和信 息均应保守秘密，包括但不限于书面资料、产品价格、代理政策、客户名单信息等；非经 对方书面同意，任何一方不得向第三方泄露、给予或转让该等保密信息。但为履行本协议 或一方业务需要可将保密信息披露给： Either party shall keep confidential the business secrets and other confidential materials and information of the other party that they have learned or contacted by signing or performing this agreement, including but not limited to written materials, product prices, agency policies, customer list information, etc.; Neither party shall disclose, give or transfer such confidential Information to a third party without the written consent of the other party. However, in order to fulfill this agreement or the business needs of a party, confidential information may be disclosed to: 3. 3.1 接受方内部有必要了解保密信息的雇员或其关联公司的雇员； Employees within the recipient who need to know the confidential information or employees of their affiliated companies; 3.2 已和接受方签订保密条款或保密协议的合作伙伴，包括律师事务所（律师）、会计师 事务所（会计师）、审计事务所（审计师）、评估事务所（评估师）等； Partners who have signed confidentiality clauses or confidentiality agreements with the recipient, including law firms (lawyers), accounting firms (accountants), and audit firms (auditors) and evaluation firms (appraisers), etc.; 3.3 一方依据有关法律法规要求而披露的政府部门、司法部门、证券交易所或其他监管机构。 A government department, judicial department, stock exchange or other regulatory authority disclosed by a party in accordance with relevant laws and regulations. 本条在协议终止后继续有效。 This term will remain in effect after the agreement is terminated. 4. 四、反贿赂条款 Anti-bribery terms 在本协议签订、履行过程中及协议终止后，任何一方工作人员应坚持客观、公正、公平的 原则，任何一方（1)不得向与其有实际或潜在业务关系的对方或对方关联公司的员工和/ 或家属提供任何酬金、礼物或其它有形或无形的利益；（2)不得为对方或对方关联公司的 1.

Sogou 搜狗 Agreement Number:19-BD-12286 员工或家属安排可能影响公正签订或履行本协议的任何活动；（3)工作人员或其亲属如与 对方工作人员或亲属有利害关系，该方工作人员应主动执行回避制度；（4)给予对方的折 扣均应在本协议或补充协议中明示，不得以任何形式在本协议或补充协议之外，向对方或 对方关联公司的员工或家属返回折扣、劳务费或信息费等。 During the signing, performance and termination of this agreement, the staff of any party shall adhere to the principles of objectivity, fairness and fairness, and neither party (1) shall provide any remuneration, gifts or other tangible or intangible benefits to the employees and/or family members of the other party or the affiliated company with which it has actual or potential business relationships;(2) Do not arrange any activities that may affect the fair signing or performance of this agreement for the employees or family members of the other party or the affiliated company of the other party;(3) If the staff or their relatives have an interest in the staff or relatives of the other party, the staff of the other party shall actively implement the avoidance system;(4) Any discount given to the other party shall be expressly stated in this Agreement or the Supplementary Agreement, and no discount, labor service fee or information fee, etc. shall be returned to the other party or the employees or family members of the other party's affiliates in any form in addition to this Agreement or the supplementary Agreement. 2.违反上述约定应被视为商业贿赂，一经发现，即可被视为已经对对方造成实质性损害， 对方除可解除本协议、给予相关责任人通报批评或经济处罚、对涉嫌违法犯罪的移交司法 机关处理外，还可要求该方支付协议金额的百分之二十（20%)作为违约金，如因此给对 方或对方关联公司造成损失，违约方还应继续负责赔偿。但是，在商业交易中按照商业惯 例赠送小额礼品的除外。 Violation of the above agreement shall be regarded as commercial bribery, and once discovered, it shall be deemed to have caused substantial damage to the other party. In addition to canceling this agreement, giving the relevant responsible person notice of criticism or economic punishment, and handing over suspected illegal crimes to the judicial authorities, it can also require the other party to pay 20% of the agreed amount as a penalty. If losses are caused to the other party or its affiliates, the breaching party shall continue to be responsible for compensation. However, except for giving small gifts in accordance with commercial practice in commercial transactions. 3.任何一方在协议签订和履行过程中，如遇对方工作人员或其亲属发生商业贿赂，应及时 通知对方，不得隐瞒、不得喑箱操作、恶意串通或弄虚作假。 During the signing and performance of this Agreement, any party shall timely notify the other party in case of any commercial bribe from the other party's staff or their relatives, and shall not conceal, operate incognito, maliciously collude with or practice fraud. 如甲乙双方另行签署有关反贿赂的《商业诚信协议书》，且与本协议约定不一致的，应 以《商业诚信协议书》约定为准。 If Party A and Party B separately sign the "Business Integrity Agreement" on anti-bribery, and the agreement is inconsistent with this agreement, the agreement in the "Business Integrity Agreement" shall prevail. 4. 五、违约责任 Liability for breach of contract 乙方应按照本协议中约定的付款期限按时足额地向甲方支付广告费，乙方不得以客户未 第 17 页共 9 页 1.

付款为由拒绝或延迟向甲方付款，否则应承担延迟付款的违约责任。乙方延迟支付，应承 担的违约责任如下： Party B shall pay the advertising fee to Party A on time and in full in accordance with the payment period agreed in this agreement. Party B shall not refuse or delay payment to Party A on the ground that the customer has not paid, otherwise it shall undertake the liability for breach of contract for delayed payment. If Party B delays payment, the liability for breach of contract shall be as follows: 1.1 每延迟 1 日，乙方应按照延迟支付金额的 0. 1%支付违约金； For each day delayed, Party B shall pay a penalty of 0.1% of the delayed payment; 1.2 如果延迟超过 20 日，在 1. 1 基础上，乙方另应按延迟支付金额的 10%支付违约金； If the delay exceeds 20 days, on the basis of 1.1, Party B shall also pay a penalty of 10% of the delayed payment; 1.3 如果延迟超过 30 日，在 1. 2 基础上，甲方还有权中止履行本协议项下所涉及的互联网 广告发布服务直至乙方足额支付，且甲方有权随时以书面通知的方式终止本协议及其项下 各期《广告发布执行单》。 If the delay exceeds 30 days, on the basis of 1.2, Party A also has the right to suspend the performance of the Internet advertising publishing services involved in this agreement until Party B pays in full, and Party A has the right to terminate this by written notice The agreement and the "Advertising Release Execution Form" under each item. 2.甲乙双方应正当行使权利、履行义务，保证本协议的顺利进行。除本协议另有约定外， 如任何一方违反本协议中所规定的义务，违约方在收到守约方要求纠正其违约行为的书面 通知之日，应立即停止其违约行为，并在七(7)日内承担违约责任并赔偿守约方因此受到 的所有损失。除本协议另有约定外，如一方因履行或不履行本协议义务或行使本协议项下 权利而发生的任何罚款、处罚、损失、损害、人身伤害、财产损坏或支出（包括合理的律 师费和其他费用），一方应就另一方为此遭受的所有损失承担赔偿责任（包括但不限于甲 方向第三方支付的赔偿金、律师费）。 Both parties shall properly exercise their rights and perform their obligations to ensure the smooth operation of this Agreement. Unless otherwise agreed herein, if any party violates the obligations stipulated in this agreement, the breaching party shall immediately stop its breach on the date of receipt of the written notice of the breaching party requesting correction of its breach, and within seven days take responsibility for breach of contract and compensate the contractor for all losses incurred as a result. Except as otherwise stipulated in this agreement, if any fine, penalty, loss, damage, personal injury, property damage or expenditure (including reasonable attorney’s fees and expenses) incurred by a party due to performance or non-performance of obligations under this agreement or exercise of rights under this agreement, one party shall be liable for all losses suffered by the other party (including but not limited to the compensation paid by Party A to the third party, attorney fees). 3.乙方违约时，甲方除有权扣除乙方保证金及或额外折扣及或预付款外，还有权要求乙方 继续按照本协议的其他约定承担违约责任。 When Party B breaches the contract, Party A has the right to deduct Party B’s deposit and/or additional discounts and or prepayments, and also has the right to request Party B to continue to undertake the liability for breach of contract in accordance with other provisions of this agreement.

Sogou 搜狗
Agreement Number:19-BD-12286

六、特殊免责条款
Special Disclaimer

1. 乙方理解甲方为了搜狗网站的正常运行或甲方合作渠道为了相关渠道的正常运行，需要定期或不定期地对搜狗网站或第三方渠道进行停机维护，如因此类情况而造成的本协议项下的服务不能按计划提供，乙方承诺对此不追究甲方法律责任，但甲方有义务尽力避免服务中断或将中断时间限制在最短时间内。

Party B understands that for the normal operation of the Sogou website or the cooperation channels of Party A, Party A needs to periodically or irregularly shut down the Sogou website or third-party channels for maintenance.If the services under this agreement cannot be provided as planned due to such circumstances, Party B undertakes not to hold Party A liable for this, but Party A is obliged to try its best to avoid service interruption or limit the interruption time to the shortest time.

2. 基于市场整体利益考虑及经营需要，甲方或甲方关联公司可能不定期对搜狗网站的服务内容、版面布局、页面设计、信息发布的产品样式等有关方面进行调整，如因上述调整而影响本协议项下信息的发布(包括但不限于发布位置、发布的产品样式和/或发布期间等)，乙方将给予充分的谅解，并承诺对此不追究甲方法律责任，但甲方应尽可能将上述影响减少至最低程度。

Based on the overall market interest considerations and business needs, Party A or its affiliated companies may adjust the service content, layout, page design, product style of information release and other relevant aspects of the Sogou website from time to time. If the above adjustments affect the release of the information under this agreement (including but not limited to the release location, the released product style and/or the release period, etc.), Party B will give full understanding and promise not to be held liable for law A However, Party A should minimize the above impact as much as possible.

七、协议终止
Agreement termination

1. 除另有约定外，本协议于下列任一情形出现时即终止：

Unless otherwise agreed, this agreement will be terminated when any of the following situations occur:

1.1 代理期限届满而双方决定不再续展。

The agency period expires and the parties decide not to renew.

1.2 任何一方宣布破产或进入清算或解散程序。乙方进入破产申请或清算或解散程序的，甲方在本协议项下的债权具有优先受偿权。

Either party declared bankruptcy or entered into liquidation or dissolution proceedings. If Party B enters into the bankruptcy application, liquidation or dissolution procedure, Party A shall have the priority to be compensated for its claims hereunder.

1.3—方构成或有可能构成实质性违约。

One party constitutes or may constitute a substantial breach of contract.

1.4 甲方依据通用条款第二条第 2. 3 款，第五条第 1 款终止本协议。

Party A shall terminate this Agreement in accordance with Article 2, Paragraph 2.3, Article 5, Paragraph 1 of General Terms.

1.5 甲方有权因业务或政策调整而单方面终止本协议，无需事先通知，甲方不因此承担任何责

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任。 Party A has the right to unilaterally terminate this agreement due to business or policy adjustments without prior notice, and Party A does not assume any responsibility for this. 2.终止通知自送达日当日生效，本协议自终止通知所载的终止日期终止。 The termination notice is effective from the date of service, and this agreement is terminated from the termination date contained in the termination notice. 3.本协议之终止并不影响本协议项下未完成之结算或任何一方之付款义务以及其它在终止之 日前已产生的义务或权利。 The termination of this agreement does not affect the unsettled settlement or payment obligations of any party under this agreement and other obligations or rights that have been incurred before the date of termination. 4.若因乙方原因导致本协议提前终止的，乙方除应按照本协议的约定向甲方承担违约责任 外，双方还应按照实际合作的期限中甲方的对外报价（刊例价）重新结算广告费，乙方应 在甲方发出结算金额的通知后七(7)日向甲方支付完毕。 In case of early termination of this Agreement due to reasons attributable to Party B, Party B shall not only undertake the liability for breach of contract to Party A as agreed herein, but also settle the advertising fee anew according to Party A's external quotation (quoted price) during the actual term of cooperation, and Party B shall pay the amount to Party A seven days after Party A sends the notice of settlement amount. 5.本协议终止之日，乙方应停止本协议项下的代理行为，客户转由甲方指定第三方代理。乙 方应配合甲方指定第三方工作，无条件完成乙方账号关停后的客户转移及结算等工作，在 客户转移工作完成前，仍由乙方承担客户的维护工作。若甲方业务模式或产品调整的，甲 方可以为客户提供其他广告产品或指定的第三方产品，直至客户余额消耗完毕或单笔广告 投放期结束。 On the date of termination of this agreement, Party B shall stop the agency under this agreement, and the client shall be transferred to a third party appointed by Party A. Party B shall cooperate with Party A's designated third party to unconditionally complete the client transfer and settlement work after the closure of Party B's account. Party B will still undertake client maintenance work before the completion of the client transfer. If Party A's business model or product is adjusted, Party A can provide clients with other advertising products or designated third-party products until the client's balance is consumed or the end of a single advertising period. 6. 本协议终止之后，乙方应归还甲方所有宣传手册、机密文件和相关资料，销毁任何带有甲 方商标或服务标识的物品外包装或宣传资料等。乙方未经甲方事先书面许可，不得擅自使 用甲方或甲方关联公司的商标、商号、品牌、标识及或商业信息、技术及其他资料，亦不 可以甲方或甲方关联公司乙方或合作伙伴的名义开展业务。如果乙方违反本条款，乙方须 于收到甲方或甲方关联公司律师函后 7 日内向甲方或甲方关联公司赔偿壹佰万元人民币。 After the termination of this agreement, Party B shall return all the promotional brochures, confidential documents and related materials of Party A, and destroy any packaging or promotional materials of any items bearing Party A’s trademark or service logo. Without the prior written permission of Party A, Party B shall not use the trademarks, trade names, brands, logos, or commercial information, technology and

Sogou 搜狗
Agreement Number:19-BD-12286

other materials of Party A or party A's affiliates, nor shall it carry out business in the name of Party A or Party A's affiliates Party B or its partners. If Party B violates this clause, Party B shall compensate Party A or Party A's affiliated company for RMB 1 million within 7 days after receiving the letter from Party A or Party A's affiliated company's lawyer.

7. 本协议终止后，甲方有权对客户账号停止消耗，甲乙双方对账号内余额进行结算。

After the termination of this agreement, Party A has the right to stop the consumption of the client account, and both parties will settle the balance in the account.

8. 本协议终止后，本协议项下的框架协议自动终止（本协议届满续签的除外），甲方有权对本协议及其项下的框架协议重新结算。

After the termination of this agreement, the framework agreement under this agreement will automatically terminate (except for the renewal of this agreement upon expiration). Party A has the right to re-settlement this agreement and the framework agreement under it.

八、不可抗力

The force majeure

1. “不可抗力”是指本协议双方不能合理控制、不可预见或即使预见亦无法避免的事件，该事件妨碍、影响或延误任何一方根据协议履行其全部或部分义务。该事件包括但不限于政府行为（包括但不限于命令、建议、管制等)、自然灾害、战争等类似事件。鉴于互联网之特殊性质，不可抗力亦包括下列影响互联网正常运行之情形：黑客攻击；电信部门技术调整导致之重大影响；因政府行为（包括但不限于命令、建议、管制等）而造成甲方暂停服务；病毒侵袭：网络故障、带宽、域名解析故障；网络设备或技术提供商的服务延迟、服务障碍；任何其他类似事件。

"Force Majeure" means an event that the parties to this Agreement cannot reasonably control, unforeseeable, or unavoidable even if foreseen, and the event hinders, affects, or delays any party from performing all or part of its obligations under the Agreement. The event includes but is not limited to government actions (including but not limited to orders, recommendations, regulations, etc.), natural disasters, wars and similar events. In view of the special nature of the Internet, force majeure also includes the following situations that affect the normal operation of the Internet: hacker attacks; Major impact caused by technical adjustment of telecommunications department: Suspension of Service by Party A due to government actions (including but not limited to orders, Suggestions, regulations, etc.);Virus attack: network fault, bandwidth, domain name resolution fault; Service delays and service obstacles of network equipment or technology providers; Any other similar incidents.

2. 如果出现不可抗力，双方在本协议中的义务在不可抗力影响范围及其持续期间内将中止履行，任何一方均不会因此而承担责任，但应立即协商解决问题的方案。广告发布期限可根据中止的期限而作相应延长，但须双方协商一致。声称遭受不可抗力的一方应在不可抗力发生后不迟于十五（15)日通知对方，且应尽可能减少不可抗力所产生之影响。如果不可抗力持续三十(30)日以上，且对本协议之履行产生重大不利影响，则任何一方均可终止本协议。

In case of force majeure, the obligations of both parties under this Agreement shall be suspended within the scope and duration of the force majeure, and neither party shall be held liable for it. However, a solution to the problem shall be negotiated immediately. The advertising release period can be extended accordingly according to the period of suspension, but it must be agreed by both parties. The party

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claiming to suffer force majeure shall notify the other party no later than fifteen days after the occurrence of force majeure, and shall minimize the impact of force majeure. If force majeure lasts for more than 30 days and has a significant adverse effect on the performance of this agreement, either party may terminate this agreement. 九、通知与送达 Notification and delivery 1.双方之间的任何通知或书面函件必须以中文写成，以传真、E-mail、专人送达（包括特快专 递）或挂号邮件之形式发送。 Any notice or written letter between the two parties must be written in Chinese and sent by fax, e-mail, personal delivery (including express mail) or registered mail. 2.除本协议另有约定外，通知及函件之送达为传真形式，则应以传真传送记录所显示之确切时 间为准，除非发出该传真之时间为该日下午五（5)时之后，或收件一方所在地之时间并非营 业日，则收件日期应为收件一方所在地时间之下一个营业日；若为电子邮件形式，则邮件发 出当日视为己送达；若为专人派送时(包括特快专递），按发件日起第二个营业日视为己送 达；若以挂号邮件发送时，以邮局所出具之收据为凭，自寄发日起计五(5)个营业日为已送 达。 Except as otherwise stipulated in this agreement, if the delivery of notices and letters in the form of fax, the exact time indicated in the fax transmission record shall prevail, unless the time of sending the fax is after 5:00 pm on that day, or the recipient time at the location is not a business day, the date of receipt should be the next business day below the time at the location of the recipient; If it is delivered by a special person (including express mail), it will be deemed to have been delivered on the second business day from the date of dispatch; If it is sent by registered mail, the receipt issued by the post office shall be used as proof, and five business days from the date of dispatch shall be served. 3.各方的联络方式以文首所载地址为准。以多种方式通知的，送达日以最早的送达时间为准。 The contact information of each party shall be based on the address set out in the first paragraph. If the notice is given by any number of means, the earliest time of service shall prevail. 4.本协议各方一致确认如因本协议争议发生诉讼或仲裁的，上述约定亦适用于全部诉讼活动或 仲裁活动中的全部法律文书的送达。 The parties hereto agree that in the event of litigation or arbitration arising out of disputes hereunder, the foregoing provisions shall also apply to the service of all legal documents in all litigation activities or arbitration activities. 十、争议解决 Dispute Resolution 1.因本协议的签署、效力、解释及执行而产生之争议，通过友好协商加以解决，如不能协商解 决，任何一方均可将有关争议提交北京市海淀区人民法院解决。 Disputes arising from the signing, validity, interpretation and execution of this agreement shall be resolved through friendly consultation. If it cannot be resolved through negotiation, either party may submit the dispute to the Beijing Haidian District People's Court for resolution.

Sogou 搜狗 Agreement Number:19-BD-12286 2.本协议适用中华人民共和国大陆地区法律（不包括冲突法)。 This Agreement shall be governed by the laws of the mainland of the People's Republic of China (excluding the law of conflicts). 十一、其他 Others 1.如果本协议中的任何条款无论因何种原因完全或部分无效或不具有执行力，或违反任何适用的 法律，则该条款被视为删除。但本协议的其余条款仍应有效并且有约束力。 If any provision of this Agreement is, for whatever reason, wholly or partially invalid or unenforceable, or in violation of any applicable law, such provision shall be deemed to be deleted. However, the remaining provisions of this Agreement shall remain valid and binding. 2.本协议与双方之前签的相关协议约定有冲突的，以本协议为准。 In case of any conflict between this Agreement and the relevant agreements signed by both parties, this Agreement shall prevail. 3.乙方须登陆甲方网站如下相关网页及乙方后缀名为@【bsacme.com】的邮箱分别查看附件二、附件 三、附件四的内容，乙方签署本协议，即表示乙方已经知晓并理解和接受附件约定。 Party B must log on to the following related pages of Party A's website and the email of Party B with the suffix @【bsacme.com】to view the contents of Appendix II, Appendix III, and Appendix IV, By signing this agreement, it means that Party B has known and understood and accepted the attachment. 4.本协议正文和附件构成了甲乙双方之间的完整协议。双方同意，本协议正文、附件相互之间若有不 一致处，以附件一为准。 The text and attachments hereto constitute the entire agreement between Party A and Party B. The Parties agree that if there is any inconsistency between the text and the appendix of this Agreement, Appendix Ⅰ shall prevail. 5.本协议一式叁份，甲方持贰份，乙方持壹份，具有同等法律效力。 This Agreement is made in three originals, with two held by Party A and one held by Party B. All originals shall be equally authentic. 附件二：广告产品服务说明 Appendix Ⅱ: Advertising product service description 附件三：代理商行为规范：具体文件以邮件形式通知。 Appendix Ⅲ: Code of Conduct for Agents: Specific documents shall be notified by email. 附件四：搜狗公司技术与信息发布服务协议 Appendix Ⅳ: Sogou Technology and Information Publishing Service Agreement [本行以下无正文，本协议结束]-----------------------------------[There is no text below this bank, this agreement ends] 第 23 页共 9 页